UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 Amendment #2 to

                                    FORM 8-K

                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 27, 2004

                             ARMOR ELECTRIC INC.
                             -----------------------
               (Exact name of registrant as specified in charter)


         Florida                   000-32249                    65-0853784
         -------                   ---------                    ----------
(State or other jurisdiction      (Commission                  (IRS Employer
     of incorporation)            File Number)               Identification No.)


             201 Lomas Santa Fe, Suite #420, Solana Beach, CA 92075
         --------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (858) 720-0123

         --------------------------------------------------------------
         (Former name, or former address, if changed since last report)

Section 1 - Registrant's Business and Operations

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Pursuant to the Share Exchange Agreement the Company entered into and described below, the Company will issue 21,000,000 (twenty one million) shares of common stock in exchange for 21,001,000 shares of common stock of Nova Electric Systems, Inc. Once the issuance is complete, it will increase the amount of the Company's issued and outstanding shares to 34,717,333 from 13,717,333. The shares will be issued in the names of the shareholders of Nova Electric Systems, Inc. pursuant to the terms of the Share Exchange Agreement.

Effective April 27, 2004, the Company entered into a Share Exchange Agreement (the "Agreement") with Nova Electric Systems Inc. ("Nova"). Nova is in the business of developing and marketing electronic propulsion and battery power systems for electric powered vehicles. The Agreement provides for the Company to exchange all of the 21,001,000 issued and outstanding shares of Nova for 21,000,000 common shares of the Company

Nova owns certain rights through an Agreement with Nu Age Electric, Inc. ("Nu Age"). This Agreement grants Nova the rights acquired by Nu Age, through certain agreements, to the manufacture of certain vehicles to be powered electrically and other electric powered products with the Hero Group of Companies ("Hero") in the country of India. In exchange for the rights granted to Nova by Nu Age, Nova has agreed to pay Nu Age $650,000 as an advance on future royalties contemplated by the Hero Agreements.

Prior to the Share Exchange Agreement discussed above, Nu Age owned 21,000,000 shares and Merrill Moses (the Company's President) owned 1,000 shares of the 21,001,000 shares outstanding of Nova. After the Share Exchange Agreement, Nu Age will own 21,000,000 shares of the Company.

Section 9 - Financial Statements and Exhibits

(a)   No financial statements are required to be filed by this item.

(b)   Exhibits

10.1(1) Share Exchange Agreement between Armor Enterprises, Inc. and Nova
        Electric Systems Inc. dated effective April 27, 2004.

10.2(1) Agreement between Nova Electric Systems and Nu Age Electric Systems dated effective April 19, 2004

10.2.1 Agreement between Nu Age and Hero for production of mountain bicycles and scooters

10.2.2  Agreement between Nu Age and Hero for production of electric toys

10.2.3  Proposed Joint Venture Agreement between Nu Age and Hero

(1) As filed as an exhibit to the Company's current report on Form 8-K filed on August 12, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ARMOR ENTERPRISES, INC.

Date:   August 8, 2006
                                        /s/ Merrill Moses
                                        --------------------------------
                                        Merrill Moses, President